UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON,  D.C.  20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  February  22,  2000
                                                         -------------------

                               GLOBALNETCARE, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

              Florida                     000-27097          980215778
------------------------------     ---------------------------------------
     (State  or  other  jurisdiction     (Commission     (IRS  Employer
           of  incorporation)           File  Number)   Identification  No.)

Suite  204,  65  Brunswick,  Dollard  des  Ormaux,  Quebec, Canada H9B 2N4
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     (Address  of  principal  executive  offices)               (Zip  Code)

Registrant's  telephone  number,  including  area  code  (514)  421-2294
                                                         ---------------

Suite 950 - 2000 McGill College, Montreal, Quebec, Canada     H3A 3H3
---------------------------------------------------------     -------
(Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

In February, 2000, GlobalNetCare, Inc. ("GlobalNetCare") decided to engage new auditors as its independent accountants to audit its financial statements. GlobalNetCare's Board of Directors approved and ratified the change of accountants to KPMG, L.L.P. on March 22, 2000.

During GlobalNetCare's two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Councilor, Buchanan & Mitchell, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The decision to change accountants was based on the proximity of the accountants to the Company's operations and head office located in Montreal, Quebec.

GlobalNetCare provided Councilor, Buchanan & Mitchell, P.C., with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that it furnish GlobalNetCare with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of the letter provided by Councilor, Buchanan & Mitchell, P.C., dated March 29, 2000, is attached to this Form 8-K/A as an exhibit.

GlobalNetCare has engaged the firm of KPMG, L.L.P. as of February 22, 2000. KPMG, L.L.P. was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on GlobalNetCare's financial statements.

ITEM  5.     OTHER  EVENTS

Not  applicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

ITEM  7.     EXHIBITS

(16)     Letter  re:  change  in  certifying  accountant

         Letter from Councilor, Buchanan & Mitchell, P.C. to the Securities and Exchange Commission, dated March 29, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


GLOBALNETCARE,  INC.

Date:  April  5,  2000

/s/ Patrick Power
Patrick  Power,  President